                    METLIFE INVESTORS USA INSURANCE COMPANY
                   METLIFE INVESTORS USA SEPARATE ACCOUNT A

                         SUPPLEMENT DATED MAY 1, 2011
                                      TO
                         PROSPECTUS DATED MAY 1, 2002
                              (SUNSHINE PLAN 236)

This Supplement revises information contained in the prospectus dated May 1, 2002 (as supplemented) for the Group Flexible Payment Variable Annuity contracts issued by MetLife Investors USA Insurance Company ("we," "us," or "our"). This Supplement should be read and kept together with your contract prospectus for future reference.

The corresponding sections of the prospectus are modified as follows:

FEE TABLES AND EXAMPLES

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. CERTAIN FUNDS MAY IMPOSE A REDEMPTION FEE IN THE FUTURE. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR THE FUNDS AND IN THE FOLLOWING TABLES.

                                                                                           Minimum Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets,
including management fees, 12b-1/services fees, and other expenses)                         0.27%   1.12%

FUND EXPENSES
(as a percentage of the average daily net assets of a Fund)

                                                                                                 Contractual
                                                    Distribution            Acquired    Total    Fee Waiver   Net Total
                                                       and/or               Fund Fees  Annual      and/or      Annual
                                        Management Service (12b-1)  Other      and    Operating    Expense    Operating
                                           Fee          Fees       Expenses Expenses  Expenses  Reimbursement Expenses
------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE
PRODUCTS -- INITIAL CLASS
Contrafund(R) Portfolio                    0.56%         --          0.09%     --       0.65%         --        0.65%
Growth Portfolio                           0.56%         --          0.11%     --       0.67%         --        0.67%
JANUS ASPEN SERIES -- INSTITUTIONAL
SHARES
Worldwide Portfolio                        0.59%         --          0.06%     --       0.65%         --        0.65%
METROPOLITAN SERIES FUND, INC. --
CLASS A
MetLife Stock Index Portfolio              0.25%         --          0.02%     --       0.27%       0.01%       0.26%/1/
MFS(R) Total Return Portfolio              0.54%         --          0.04%     --       0.58%         --        0.58%
NEUBERGER BERMAN EQUITY FUNDS --
TRUST CLASS
Neuberger Berman Genesis Fund              1.06%                     0.06%     --       1.12%                   1.12%
T. ROWE PRICE GROWTH STOCK
FUND, INC.                                 0.54%         --          0.16%     --       0.70%                   0.70%
T. ROWE PRICE INTERNATIONAL
FUNDS, INC.
T. Rowe Price International Stock Fund     0.65%         --          0.22%     --       0.87%                   0.87%

--------
/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2011 through April 30, 2012, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.245% for the amounts over $500 million but less than $1 billion, 0.24% for the next $1 billion and 0.235% on amounts over $2 billion. This arrangement may be modified or discontinued prior to April 30, 2012 only with the approval of the Board of Directors of the Portfolio.

THE FUNDS

The following Funds are available under the Contract. You should read the prospectuses for these Funds carefully. You can obtain copies of the Fund prospectuses by calling or writing to us at: MetLife Investors USA Insurance Company, Annuity Service Office, P.O. Box 10366, Des Moines, Iowa 50306-0366,
(800) 343-8496. You can also obtain information about the Funds (including a copy of the Statement of Additional Information) by accessing the Securities & Exchange Commission's website at http://www.sec.gov.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

                                                         Investment Adviser
          Fund               Investment Objective          and Subadviser
--------------------------------------------------------------------------------
FIDELITY(R) VARIABLE
INSURANCE PRODUCTS --
INITIAL CLASS
Contrafund(R) Portfolio    Seeks long-term capital    Fidelity Management &
                           appreciation.              Research Company
                                                      Subadviser: FMR Co., Inc.
Growth Portfolio           Seeks to achieve capital   Fidelity Management &
                           appreciation.              Research Company
                                                      Subadviser: FMR Co., Inc.
JANUS ASPEN SERIES --
INSTITUTIONAL SHARES
Worldwide Portfolio        Seeks long-term growth of  Janus Capital Management
                           capital in a manner        LLC
                           consistent with the
                           preservation of capital.*
METROPOLITAN SERIES FUND,
INC. -- CLASS A
MetLife Stock Index        Seeks to equal the         MetLife Advisers, LLC
 Portfolio                 performance of the         Subadviser: MetLife
                           Standard & Poor's 500(R)   Investment Advisors
                           Composite Stock Price      Company, LLC
                           Index.
MFS(R) Total Return        Seeks a favorable total    MetLife Advisers, LLC
 Portfolio                 return through investment  Subadviser: Massachusetts
                           in a diversified           Financial Services Company
                           portfolio.
NEUBERGER BERMAN EQUITY
FUNDS -- TRUST CLASS
Neuberger Berman Genesis   Seeks growth of capital.   Neuberger Berman
 Fund                                                 Management LLC
                                                      Subadviser: Neuberger
                                                      Berman LLC
T. ROWE PRICE GROWTH       Seeks to provide           T. Rowe Price Associates,
STOCK FUND, INC.           long-term capital growth   Inc.
                           and, secondarily,
                           increasing dividend
                           income through
                           investments in the common
                           stocks of
                           well-established growth
                           companies.
T. ROWE PRICE
INTERNATIONAL FUNDS, INC.
T. Rowe Price              Seeks long-term growth of  T. Rowe Price Associates,
 International Stock Fund  capital through            Inc.
                           investments primarily the
                           common stocks of           Subadviser: T. Rowe Price
                           established, non-U.S.      International Ltd
                           companies.

--------
* Effective May 16, 2011, the portfolio's investment objective will change to "Seeks long-term growth of capital."

DISTRIBUTOR

The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.